Fair value measurements - Additional information (Detail) - JPY (¥) ¥ in Billions	Sep. 30, 2022	Mar. 31, 2022
Fair Value Measurement Inputs and Valuation Techniques [Abstract]
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables, more (less) than the principal balance of such loans and receivables	¥ 347	¥ 267
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings more (less) than the principal balance of such long-term borrowings	487	212
The amount of loans and receivables with fair value options that are past due for 90 days or more	¥ 329	¥ 278
Concentrations of credit risk, percentage	16.00%	16.00%
American Century Companies, Inc. [Member]
Fair Value Measurement Inputs and Valuation Techniques [Abstract]
Percentage of economic interest	39.87%	39.21%